  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 25, 1998
                             SUBJECT TO AMENDMENT

                                                REGISTRATION NO. 333-56725
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------

                      POST EFFECTIVE AMENDMENT NO. 1

                                    TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------

    FEDERAL-MOGUL CORPORATION                       MICHIGAN                     38-0533580
 FEDERAL-MOGUL DUTCH HOLDINGS INC.                  DELAWARE                     38-3399272
    FEDERAL-MOGUL GLOBAL INC.                       DELAWARE                     38-3399269
  FEDERAL-MOGUL U.K. HOLDINGS INC.                  DELAWARE                     38-3399273
   CARTER AUTOMOTIVE COMPANY, INC.                  DELAWARE                     43-1374271
  FEDERAL MOGUL VENTURE CORPORATION                  NEVADA                      38-2938561
   FEDERAL-MOGUL WORLD WIDE, INC.                   MICHIGAN                     38-3010848
FEDERAL-MOGUL GLOBAL PROPERTIES, INC.               MICHIGAN                     38-3394578
       FELT PRODUCTS MFG. CO.                       DELAWARE                     36-1065910
       FEL-PRO MANAGEMENT CO.                       DELAWARE                     36-3852940
   FEL-PRO CHEMICAL PRODUCTS L.P.                   DELAWARE                     36-3853228

  (EXACT NAME OF REGISTRANT AS           (STATE OR OTHER JURISDICTION OF       (I.R.S. EMPLOYER
   SPECIFIED IN ITS CHARTER)              INCORPORATION OR ORGANIZATION)      IDENTIFICATION NO.)


                          26555 NORTHWESTERN HIGHWAY
                          SOUTHFIELD, MICHIGAN 48034
                                (248) 354-7700

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           EDWARD W. GRAY, JR., ESQ.
                           FEDERAL-MOGUL CORPORATION
                          26555 NORTHWESTERN HIGHWAY
                          SOUTHFIELD, MICHIGAN 48034
                                (248) 354-7700

(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                --------------
  The Commission is requested to mail signed copies of all orders, notices and communications to:

         LAURENT ALPERT, ESQ.                   THOMAS A. COLE, ESQ.
  CLEARY, GOTTLIEB, STEEN & HAMILTON               SIDLEY & AUSTIN
           ONE LIBERTY PLAZA                  ONE FIRST NATIONAL PLAZA
       NEW YORK, NEW YORK 10006                CHICAGO, ILLINOIS 60603
            (212) 225-2000                         (312) 853-7000

                                --------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                --------------
                                                  (continued on following page)

(continued from previous page)

  PURSUANT TO THE PROVISIONS OF RULE 429 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE PROSPECTUS CONSTITUTING A PART OF THIS REGISTRATION STATEMENT ALSO RELATES TO AN ADDITIONAL $1,843,643,750 PRINCIPAL AMOUNT OF COMMON STOCK, DEBT SECURITIES AND PREFERRED STOCK REGISTERED BY THE REGISTRANT UNDER THE SECURITIES ACT OF 1933 IN REGISTRATION STATEMENT NO. 333-50413 AND THIS REGISTRATION STATEMENT ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 2 WITH RESPECT TO SUCH REGISTRATION STATEMENT.

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The estimated expenses of issuance and distribution, other than underwriting discounts and commissions, expected to be incurred by the Registrant are as follows:

      Filing fee of Securities and Exchange Commission relating to registration statement...................................... $  737,500
      Fees and expenses of counsel for the Registrant..............    450,000
      Fee of accountants...........................................    100,000
      Printing expenses............................................    700,000
      Miscellaneous................................................     12,500
                                                                    ----------
          Total.................................................... $2,000,000
                                                                    ==========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY.

  Sections 561 through 571 of the Michigan Business Corporation Act (the "Act"), and Article XI of Federal-Mogul's Bylaws relate to the indemnification of Federal-Mogul's directors and officers, among others, in a variety of circumstances against Liabilities arising in connection with the performance of their duties.

  The Act permits indemnification of directors and officers acting in good faith and in a manner they reasonably believe to be in or not opposed to the best interests of Federal-Mogul or its shareholders (and, with respect to a criminal proceeding, if they have no reasonable cause to believe their conduct to be unlawful) against (i) expenses (including attorney's fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending, or completed action, suit, or proceeding (other than an action by or in the right of Federal-Mogul) arising by reason of the fact that such person is or was a director or officer of Federal-Mogul (or with some other entity at Federal-Mogul's request) and
(ii) expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action or suit by or in the right of Federal-Mogul, unless the director or officer is found liable to Federal-Mogul and an appropriate court does not determine that he or she is nevertheless fairly and reasonably entitled to indemnification.

  The Act requires indemnification for expenses to the extent that a director or officer is successful on the merits in defending against any such action, suit or proceeding, and otherwise requires in general that the indemnification provided for in (i) and (ii) above be made only on a determination by (a) a majority vote of a quorum of the Board of Directors who were not parties or threatened to be made parties to the action, suit or proceeding, (b) if a quorum cannot be obtained, by a majority vote of a committee duly designated by the Board and consisting solely of two or more directors not at the time parties or threatened to be made parties to the action, suit or proceeding,
(c) by independent legal counsel, (d) by all independent directors who are not parties or threatened to be made parties to the action, suit or proceeding, or
(e) by the shareholders (but shares held by directors or officers who are parties or are threatened to be made parties may not be voted). In certain circumstances, the Act further permits advances to cover such expenses before a final determination that indemnification is permissible, upon receipt of a written affirmation by the director or officer of their good-faith belief that they have met the applicable standard of conduct set forth in Sections 561 and 562 of the Act, receipt of a written undertaking by or on behalf of the director or officer to repay such amounts unless it shall ultimately be determined that they are entitled to indemnification and a determination that the facts then known to those making the advance would not preclude indemnification.

  Indemnification under the Act is not exclusive of other rights to indemnification to which a person may be entitled under Federal-Mogul's Articles of Incorporation, Bylaws, or a contractual agreement. The Act permits

Federal-Mogul to purchase insurance on behalf of its directors and officers against liabilities arising out of their positions with Federal-Mogul whether or not such liabilities would be within the foregoing indemnification provisions.

                                    BYLAWS

  Under Federal-Mogul's Bylaws, Federal-Mogul is required to indemnify any person who was or is a party or is threatened to be made a party to or called as a witness in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether formal or informal) and any appeal thereof (other than an action by or in the right of Federal-Mogul, a "derivative action") by reason of the fact that such person is, was or agreed to become a director or officer of Federal-Mogul, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person was successful in defending such action, suit or proceeding, or otherwise if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of Federal-Mogul or its shareholders, and, with respect to any criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. A similar standard of care is applicable in the case of derivative actions, except the indemnification extends only to expenses (including actual and reasonable attorneys' fees) and amounts paid in settlement incurred by the person in connection with such action and, where the person is found to be liable to Federal-Mogul, only if and to the extent that the court in which such action was brought determines that such person is fairly and reasonably entitled to such indemnification for the expenses which the court considers proper.

  Federal-Mogul's Bylaws provide that Federal-Mogul shall pay for the expenses incurred by an indemnified director or officer in defending the proceedings specified above, in advance of their final disposition, provided that if required by the Act, the person furnishes Federal-Mogul with an undertaking to reimburse Federal-Mogul if it is ultimately determined that such person is not entitled to indemnification. Federal-Mogul shall provide indemnification to any person who is or was serving at the request of Federal-Mogul as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, to the same degree as the foregoing indemnification of directors and officers. In addition, Federal-Mogul may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Federal-Mogul (or is serving or was serving at the request of Federal-Mogul in a position and at an entity listed in the preceding sentence) against any liability asserted against and incurred by such person in such capacity, or arising out of the person's status as such whether or not Federal-Mogul would have the power to indemnify the person against such liability under the provisions of Federal-Mogul's Bylaws.

          INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE GUARANTORS

  Federal-Mogul's Bylaw provisions described above provide for indemnification for persons serving at the request of Federal-Mogul as director or officer of, or in certain other capacities in respect of, Guarantors. In addition, the following indemnification provisions are applicable.

 Michigan

  Federal-Mogul World Wide, Inc. and Federal-Mogul Global Properties, Inc. are organized under the laws of the State of Michigan. The indemnification provisions of the Michigan Business Corporation Act described in "Indemnification of directors and officers of the Company" above also relate to the directors and officers of Federal-Mogul World Wide, Inc. and Federal-Mogul Global Properties, Inc.

 Delaware

  Federal-Mogul Dutch Holdings Inc., Federal-Mogul Global Inc., Federal-Mogul U.K. Holdings Inc., Carter Automotive Company, Felt Products Mfg. Co., Fel-Pro Chemical Products, L.P. and Fel-Pro Management Co. are organized under the laws of the State of Delaware. Section 145 of Title 8 of the Delaware Code gives a corporation power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The same Section also gives a corporation power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the Court of Chancery or such other Court shall deem proper. Also the Section states that, to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense or any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. Article Tenth of Fel-Pro Management Co.'s Certificate of Incorporation provides for the same indemnification as described above.

  Under Section 1 of Article IX of Felt Products Mfg. Co.'s Bylaws, Felt Products Mfg. Co. is required to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, to indemnify all officers and directors of the corporation. The indemnification authorized by the Bylaws will not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under or through any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the official capacity of those seeking indemnification and as to action in another capacity while holding such office, and will continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such persons.

 Nevada

  Federal Mogul Venture Corporation is organized under the laws of the State of Nevada. Pursuant to the Nevada General Corporation Laws a director or officer of Federal Mogul Venture Corporation shall not be personally liable to Federal Mogul Venture Corporation or its stockholders for damages for any breach of fiduciary duty as a director or officer, except for liability for
(i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distributions in violation of Nevada Revised Statutes 78.300. In addition and under certain circumstances, Nevada Revised Statutes 78.751 and Federal Mogul Venture Corporation's Bylaws, provide for the indemnification of Federal Mogul Venture Corporation's officers, directors, employees, and agents against liabilities which they may incur in such capacities.

  In addition, under Article XI of Federal Mogul Venture Corporation's Bylaws, Federal Mogul Venture Corporation is required to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether formal or informal) and any appeal thereof (other than an action by or in the right of Federal Mogul Venture Corporation, a "derivative action") by reason of the fact that such person is or was a director or officer of Federal Mogul Venture Corporation, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person was successful in defending such action, suit or proceeding, or otherwise if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of Federal Mogul Venture Corporation or its shareholders, and, with respect to any criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. A similar standard of care is applicable in the case of derivative actions, except the indemnification extends only to expenses (including actual and reasonable attorneys' fees) and amounts paid in settlement incurred by the person in connection with such action and, where the person is found to be liable to Federal Mogul Venture Corporation, only if and to the extent that the court in which such action was brought determines that such person is fairly and reasonably entitled to such indemnification for the expenses which the court considers proper.

  Federal Mogul Venture Corporation's Bylaws provide that Federal Mogul Venture Corporation shall pay for the expenses incurred by an indemnified director or officer in defending the proceedings specified above, in advance of their final disposition, provided that the person furnishes Federal Mogul Venture Corporation with an undertaking to reimburse Federal Mogul Venture Corporation if it is ultimately determined that such person is not entitled to indemnification. Federal Mogul Venture Corporation shall provide indemnification to any person who is or was serving at the request of Federal Mogul Venture Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, to the same degree as the foregoing indemnification of directors and officers. In addition, Federal Mogul Venture Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Federal Mogul Venture Corporation (or is serving or was serving at the request of Federal Mogul Venture Corporation in a position and at an entity listed in the preceding sentence) against any liability asserted against and incurred by such person in such capacity, or arising out of the person's status as such whether or not Federal Mogul Venture Corporation would have the power to indemnify the person against such liability under the provisions of Federal Mogul Venture Corporation's Bylaws or the laws of the State of Nevada.

ITEM 16. EXHIBITS

       *1.1    Form of Shelf Underwriting Agreement relating to Debt and Equity
               Securities
       *1.2    Form of U.S. Purchase Agreement
       *1.3    Form of International Purchase Agreement
       *3.1    Federal-Mogul's Second Restated Articles of Incorporation, as
               amended (Incorporated by reference to Exhibit 3.1 to Federal-
               Mogul's Quarterly Report on Form 10-Q for the quarter ended
               September 30, 1992)
       *3.2    Amendment to Federal-Mogul's Second Restated Articles of
               Incorporation, as amended
       *3.3    Federal-Mogul's Bylaws, as amended (filed as Exhibit 3.2 to
               Federal-Mogul's Form 10-K for the year ended December 31, 1997)
      **3.4    Federal-Mogul Dutch Holdings Inc.'s Certificate of
               Incorporation, as amended
      **3.5    Federal-Mogul Dutch Holdings Inc.'s Bylaws
      **3.6    Federal-Mogul Global Inc.'s Articles of Incorporation
      **3.7    Federal-Mogul Global Inc.'s Bylaws
      **3.8    Federal-Mogul U.K. Holdings Inc.'s Certificate of Incorporation,
               as amended
      **3.9    Federal-Mogul U.K. Holdings Inc.'s Bylaws

      **3.10   Carter Automotive Company, Inc.'s Certificate of Incorporation
      **3.11   Carter Automotive Company, Inc.'s Bylaws
      **3.12   Federal Mogul Venture Corporation's Articles of Incorporation,
               as amended
      **3.13   Federal Mogul Venture Corporation's Bylaws
      **3.14   Federal-Mogul World Wide, Inc.'s Articles of Incorporation
      **3.15   Federal-Mogul World Wide, Inc.'s Bylaws
      **3.16   Federal-Mogul Global Properties, Inc.'s Articles of
               Incorporation
      **3.17   Federal-Mogul Global Properties, Inc.'s Bylaws
      **3.18   Felt Products Mfg. Co.'s Restated Certificate of Incorporation,
               as amended
      **3.19   Felt Products Mfg. Co.'s Bylaws
      **3.20   Fel-Pro Management Co.'s Certificate of Incorporation, as
               amended
      **3.21   Fel-Pro Management Co.'s Bylaws
      **3.22   Fel-Pro Chemical Products L.P.'s Certificate of Limited
               Partnership
      **3.23   Fel-Pro Chemical Products L.P.'s Limited Partnership Agreement
       *4.2    Form of Subordinated Indenture
        4.3    Form of Debt Security. The form or forms of such Debt Securities with respect to each particular offering will be filed as an exhibit subsequently included or incorporated by reference herein.
        4.4    Form of Preferred Stock. Any amendment to the Company's Articles of Incorporation authorizing the creation of any series of
               Preferred Stock and setting forth the rights, preferences and designations thereof will be filed as an exhibit subsequently included or incorporated by reference herein.
     ***4.6    Form of Senior Indenture (including Guarantee)
       *5      Opinion of David M. Sherbin, Esq.
      **5.1    Opinion of David E. Sherbin, Esq. regarding the validity of the
               Guarantees
      *12.1    Computation of Ratio of Earnings to Fixed Charges
      *12.2    Computation of Ratio of Earnings to Combined Fixed Charges and
               Preferred Stock Dividends
     **23.1    Consent of Ernst & Young LLP
     **23.2    Consent of KPMG Audit Plc
      *23.3    Consent of David M. Sherbin, Esq. (included in his opinion filed as Exhibit 5)
      *23.4    Consent of Paul S. Lewis
      *23.5    Consent of Sir Geoffrey Whalen
      *24.1    Power of Attorney for Federal-Mogul (included on the signature page of the original filing)
     **24.2    Powers of Attorney of Guarantors (included on their respective signature pages in the original filing)
      *25.1    Statement of Eligibility on Form T-1 under the Trust Indenture
               Act of 1939, as amended, of The Bank of New York, as Trustee under the Indentures

--------
   *Previously filed as an exhibit to Registration Statement Number 333-50413.

  **Previously filed as an exhibit hereto.

 ***Filed herewith.

ITEM 17. UNDERTAKINGS

  The Undersigned registrants hereby undertake:

    A. to file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

      (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

      (ii) to reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in "Calculation of Registration Fee" table in the effective registration statement;

      (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in the registration statement;

  provided, however, that the undertakings set forth in the paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

    B. that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
    C. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
    D. that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    E. insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    F. that, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    G. that, for purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    H. to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of such Act.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON THE 25TH DAY OF JUNE, 1998.

                                          Federal-Mogul Corporation

                                             /s/ David M. Sherbin
                                          By: _________________________________
                                            David M. Sherbin
                                            Associate General Counsel

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of June, 1998.

                 SIGNATURE                                     TITLE
                 ---------                                     -----


                     *                      Chairman of the Board, President, Chief
___________________________________________   Executive Officer and Director (Principal
             Richard A. Snell                 Executive Officer)

                     *                      Executive Vice President and Chief
___________________________________________   Financial Officer (Principal Financial
              Thomas W. Ryan                  Officer)

                     *                      Vice President and Controller (Principal
___________________________________________   Accounting Officer)
             Kenneth P. Slaby

                     *                      Director
___________________________________________
              John J. Fannon

                     *                      Director
___________________________________________
             Roderick M. Hills

                     *                      Director
___________________________________________
              Antonio Madero

                     *                      Director
___________________________________________
           Robert S. Miller, Jr.

                     *                      Director
___________________________________________
               John C. Pope

                     *                      Director
___________________________________________
          Dr. Hugo Michael Sekyra

   /s/ David M. Sherbin
*By: ________________________________
   David M. Sherbin,
   Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Federal-Mogul Dutch Holdings Inc.

                                                         *
                                          By: _________________________________

                                             Name: Alan C. Johnson
                                             Title:President and Chief
                                             Executive Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                       FEDERAL-MOGUL DUTCH HOLDINGS INC.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH DAY OF JUNE, 1998.



              SIGNATURE                                  TITLE

                                        Chief Executive Officer (Principal
               *                         Executive Officer)
-------------------------------------

        ALAN C. JOHNSON
                                        Chief Financial Officer (Principal
               *                         Financial Officer)
-------------------------------------

         THOMAS W. RYAN
                                        Controller (Principal Accounting
               *                         Officer)
-------------------------------------

       DAVID A. BOZYNSKI
                                        Director
               *

-------------------------------------

        ALAN C. JOHNSON
                                        Director
               *

-------------------------------------

         THOMAS W. RYAN

   /s/ David M. Sherbin

*By: ___________________________

   David M. Sherbin,

   Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Federal-Mogul Global Inc.

                                          By:
                                            __________________________________

                                                          *
                                            Name: Alan C. Johnson
                                            Title: President and Chief
                                            Executive Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                           FEDERAL-MOGUL GLOBAL INC.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH DAY OF JUNE, 1998.

              SIGNATURE                                  TITLE
               *                        Chief Executive Officer (Principal
-------------------------------------    Executive Officer)
        ALAN C. JOHNSON


               *                        Chief Financial Officer (Principal
-------------------------------------    Financial Officer)
         THOMAS W. RYAN

               *                        Controller (Principal Accounting
-------------------------------------    Officer)
        DAVID A BOZYNSKI

               *                        Director
-------------------------------------
        ALAN C. JOHNSON

               *                        Director
-------------------------------------
         THOMAS W. RYAN

        /s/ David M. Sherbin
*By: ___________________________
        David M. Sherbin,
        Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Federal-Mogul U.K. Holdings Inc.

                                                         *
                                          By: _________________________________

                                             Name:Alan C. Johnson
                                             Title:President and Chief
                                             Executive Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                        FEDERAL-MOGUL U.K. HOLDINGS INC.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH DAY OF JUNE, 1998.

              SIGNATURE                                  TITLE

               *                        Chief Executive Officer (Principal
-------------------------------------    Executive Officer)
        ALAN C. JOHNSON

               *                        Chief Financial Officer (Principal
-------------------------------------    Financial Officer)
         THOMAS W. RYAN

               *                        Controller (Principal Accounting
-------------------------------------    Officer)
       DAVID A. BOZYNSKI

               *                        Director
-------------------------------------
        ALAN C. JOHNSON

               *                        Director
-------------------------------------
         THOMAS W. RYAN

      /s/ David M. Sherbin
*By: ___________________________
      David M. Sherbin,
      Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Carter Automotive Company

                                                         *
                                          By: _________________________________

                                             Name: Alan C. Johnson
                                             Title:President and Chief
                                             Executive Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                           CARTER AUTOMOTIVE COMPANY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH DAY OF JUNE, 1998.



              SIGNATURE                              TITLE

                                        Chief Executive Officer (Principal
               *                         Executive Officer)
-------------------------------------

                                        Chief Financial Officer (Principal
               *                         Financial Officer)
-------------------------------------

                                        Controller (Principal Accounting
               *                         Officer)
-------------------------------------

                                        Director
               *

-------------------------------------
                                        Director
               *
-------------------------------------

      /s/ David M. Sherbin

* By: __________________________

        DAVID M. SHERBIN

        ATTORNEY-IN-FACT

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Federal-Mogul Venture Corporation

                                                         *
                                          By: _________________________________
                                            Name: Alan C. Johnson
                                            Title:President and Chief
                                            Executive Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                       FEDERAL-MOGUL VENTURE CORPORATION

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH DAY OF JUNE, 1998.

              SIGNATURE                         TITLE

               *                        Chief Executive Officer (Principal
-------------------------------------    Executive Officer)
        ALAN C. JOHNSON

               *                        Chief Financial Officer (Principal
-------------------------------------    Financial Officer)
         THOMAS W. RYAN

               *                        Controller (Principal  Accounting
-------------------------------------   Officer)
       DAVID A. BOZYNSKI

               *                        Director
-------------------------------------
      TIMOTHY W. HEFFERON

               *                        Director
-------------------------------------
        ALAN C. JOHNSON

      /s/ David M. Sherbin
*By: ___________________________
      David M. Sherbin,
      Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Federal-Mogul World Wide, Inc.

                                                          *
                                          By:__________________________________
                                            Name: Richard A. Snell
                                            Title: President and Chief
                                            Executive Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                         FEDERAL-MOGUL WORLD WIDE, INC.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH OF JUNE, 1998.

             SIGNATURES                         TITLE

               *                        Chief Executive Officer (Principal
-------------------------------------    Executive Officer)
        RICHARD A. SNELL

               *                        Chief Financial Officer (Principal
-------------------------------------    Financial Officer)
         THOMAS W. RYAN

               *                        Controller (Principal Accounting
-------------------------------------    Officer)
       DAVID A. BOZYNSKI

               *                        Director
-------------------------------------
        ALAN C. JOHNSON

               *                        Director
-------------------------------------
         THOMAS W. RYAN

      /s/ David M. Sherbin
*By: ___________________________
      David M. Sherbin,
      Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Federal-Mogul Global Properties,
                                          Inc.

                                                          *
                                          By:__________________________________
                                            Name: Thomas W. Ryan
                                            Title: Vice President and Chief
                                            Financial Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                     FEDERAL-MOGUL GLOBAL PROPERTIES, INC.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH OF JUNE, 1998.

              SIGNATURE                         TITLE

               *                        Chief Executive Officer (Principal
-------------------------------------    Executive Officer)
        JAMES B. CARANO

               *                        Chief Financial Officer (Principal
-------------------------------------    Financial Officer)
         THOMAS W. RYAN

               *                        Controller (Principal Accounting
-------------------------------------    Officer)
       DAVID A. BOZYNSKI

               *                        Director
-------------------------------------
       DAVID A. BOZYNSKI

               *                        Director
-------------------------------------
        ALAN C. JOHNSON

               *                        Director
-------------------------------------
        JAMES B. CARANO

      /s/ David M. Sherbin
*By: ___________________________
      David M. Sherbin,
      Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Felt Products Mfg. Co.

                                                         *
                                          By: _________________________________
                                            Name: Thomas W. Ryan
                                            Title: Vice President and Chief
                                            Financial Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                             FELT PRODUCTS MFG. CO.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH OF JUNE, 1998.

              SIGNATURE                                  TITLE

               *                        Chief Executive Officer (Principal
-------------------------------------    Executive Officer)
        RICHARD A. SNELL

               *                        Chief Financial Officer (Principal
-------------------------------------    Financial Officer)
         THOMAS W. RYAN

               *                        Controller (Principal Accounting
-------------------------------------    Officer)
       DAVID A. BOZYNSKI

               *                        Director
-------------------------------------
         THOMAS W. RYAN

               *                        Director
-------------------------------------
      WILHELM A. SCHMELZER

               *                        Director
-------------------------------------
        RICHARD A. SNELL

      /s/ David M. Sherbin
*By: ___________________________
      David M. Sherbin,
      Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                          Fel-Pro Management Co.

                                                          *
                                          By:__________________________________
                                            Name: Thomas W. Ryan
                                            Title: Vice President and Chief
                                            Financial Officer

                                             /s/ David M. Sherbin

                                          *By: ___________________________

                                             David M. Sherbin,

                                             Attorney-in-fact

                             FEL-PRO MANAGEMENT CO.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 25TH OF JUNE, 1998.

              SIGNATURE                                  TITLE

               *                        Chief Executive Officer (Principal
-------------------------------------    Executive Officer)
        RICHARD A. SNELL

               *                        Chief Financial Officer (Principal
-------------------------------------    Financial Officer)
         THOMAS W. RYAN

               *                        Controller (Principal Accounting
-------------------------------------    Officer)
       DAVID A. BOZYNSKI

               *                        Director
-------------------------------------
         THOMAS W. RYAN

               *                        Director
-------------------------------------
      WILHELM A. SCHMELZER

               *                        Director
-------------------------------------
        RICHARD A. SNELL

      /s/ David M. Sherbin
*By: ___________________________
      David M. Sherbin,
      Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SOUTHFIELD, STATE OF MICHIGAN, ON JUNE 25, 1998.

                                     Fel-Pro Chemical Products, L.P.

                                     By Fel-Pro Management Co., as General
                                      Partner

                                                    *
                                     By: ______________________________________

                                         Name: Richard A. Snell

                                         Title: President and Chief Executive
                                         Officer

                                         /s/ David M. Sherbin

                                     *By: ________________________________

                                         David M. Sherbin,

                                         Attorney-in-fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  1.1    Form of Shelf Underwriting Agreement relating to Debt and Equity
         Securities
  1.2    Form of U.S. Purchase Agreement
  1.3    Form of International Purchase Agreement
  3.1    Federal-Mogul's Second Restated Articles of Incorporation, as amended
         (Incorporated by reference to Exhibit 3.1 to Federal-Mogul's Quarterly
         Report on Form 10-Q for the quarter ended September 30, 1992)
  3.2    Amendment to Federal-Mogul's Second Restated Articles of
         Incorporation, as amended
  3.3    Federal-Mogul's Bylaws, as amended (filed as Exhibit 3.2 to Federal-
         Mogul's Form 10-K for the year ended December 31, 1997)
  3.4    Federal-Mogul Dutch Holdings Inc.'s Certificate of Incorporation, as
         amended
  3.5    Federal-Mogul Dutch Holdings Inc.'s Bylaws
  3.6    Federal-Mogul Global Inc.'s Articles of Incorporation
  3.7    Federal-Mogul Global Inc.'s Bylaws
  3.8    Federal-Mogul U.K. Holdings Inc.'s Certificate of Incorporation, as
         amended
  3.9    Federal-Mogul U.K. Holdings Inc.'s Bylaws
  3.10   Carter Automotive Company, Inc.'s Certificate of Incorporation
  3.11   Carter Automotive Company, Inc.'s Bylaws
  3.12   Federal Mogul Venture Corporation's Articles of Incorporation, as
         amended
  3.13   Federal Mogul Venture Corporation's Bylaws
  3.14   Federal-Mogul World Wide, Inc.'s Articles of Incorporation
  3.15   Federal-Mogul World Wide, Inc.'s Bylaws
  3.16   Federal-Mogul Global Properties, Inc.'s Articles of Incorporation
  3.17   Federal-Mogul Global Properties, Inc.'s Bylaws
  3.18   Felt Products Mfg. Co.'s Restated Certificate of Incorporation, as
         amended
  3.19   Felt Products Mfg. Co.'s Bylaws
  3.20   Fel-Pro Management Co.'s Certificate of Incorporation, as amended
  3.21   Fel-Pro Management Co.'s Bylaws
  3.22   Fel-Pro Chemical Products L.P.'s Certificate of Limited Partnership
  3.23   Fel-Pro Chemical Products L.P.'s Limited Partnership Agreement
  4.2    Form of Subordinated Indenture
  4.3    Form of Debt Security. The form or forms of such Debt Securities with respect to each particular offering will be filed as an exhibit subsequently included or incorporated by reference herein.
  4.4    Form of Preferred Stock. Any amendment to the Company's Articles of
         Incorporation authorizing the creation of any series of Preferred
         Stock and setting forth the rights, preferences and designations thereof will be filed as an exhibit subsequently included or incorporated by reference herein.
  4.6    Form of Senior Indenture (including Guarantee)
  5      Opinion of David M. Sherbin, Esq.